UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 28, 2009

Date of Report (Date of earliest event reported)

3PAR Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33823	77-0510671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4209 Technology Drive

Fremont, California 94538

(Address of principal executive offices)

(510) 413-5999

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 28, 2009, the Board of Directors of 3PAR Inc. (the “Company”) appointed Michael M. Clair to serve on the Company’s Board of Directors as a Class II Director. Mr. Clair was also appointed to serve as a member of the Company’s Compensation Committee.

Since August 2007, Mr. Clair has served on the board of directors of Phoenix Technologies, Inc., a provider of core PC software and PC virtualization solutions, and has served as the chairman of its board since January 2008. Mr. Clair also chairs both the nominating and corporate governance committee and the compensation committee of Phoenix Technologies. From 1996 until 2006, Mr. Clair served as Chairman of the Board of Intellisync Corporation. Prior to this time, Mr. Clair held various senior and executive management positions at Tymshare Inc., ROLM Corporation and SynOptics Communications, Inc., which he co-founded.

Additionally, Mr. Clair currently serves on the boards of a number of privately-held technology companies, including Corfino, Inc., a provider of online accounting and finance solutions, and NDS Surgical Imaging, Inc. a leading provider of medical imaging technologies and solutions. Mr. Clair also serves on the board of the NCGA Foundation, and the west coast board of the V Foundation for cancer research. Mr. Clair holds a B.S. in Business and Finance and an MBA in Operations Research from the State University of New York at Buffalo.

There are no arrangements or understandings between Mr. Clair and any other person pursuant to which he was appointed as a director of the Company and Mr. Clair is not party to any transactions with the Company that require disclosure pursuant to Item 404(a) of Regulation S-K.

As an independent director of the Company, Mr. Clair will be compensated in accordance with the Company’s independent director compensation program.

A copy of the Company’s press release announcing Mr. Clair’s appointment to the Board of Directors is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

99.1	Press Release of 3PAR Inc. dated November 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2009

3PAR INC.

By:	/s/ ADRIEL G. LARES
Adriel G. Lares
Vice President of Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of 3PAR Inc. dated November 3, 2009